SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) - March 11, 2009


                            REAL VALUE ESTATES, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                        000-53466                26-1616719
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                file number)          Identification No.)

                    3/11 Trumpeldor St., Holon 58271, Israel
          (Address of principal executive offices, including zip code)

                                 Not Applicable
       (Former address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Form 8-K filed by Real Value Estates Inc. (the "Company") with the SEC on March 12, 2009 (the "8-K"), and is being filed to correct the registered name of the Company's new independent registered public accounting firm, and to clarify certain other disclosure contained in the 8-K.

SECTION 4 MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 11, 2009, the Company's Board of Directors approved the dismissal of Moore & Associates, Chartered, Independent Registered Public Accounting Firm, the independent registered public accounting firm who had been engaged as the principal accountant to audit the Company's financial statements, and the appointment of Alan Weinberg CPA as its new auditor. Alan Weinberg CPA is located at 6812 Cherokee Drive, Baltimore, MD 21209 with telephone number (410) 705-3155.

Following the Board's approval, the Company dismissed Moore & Associates, Chartered, as its auditor and appointed Alan Weinberg CPA as its new auditor on March 11, 2009.

During the fiscal year ended May 31, 2008 and the subsequent interim periods until the change, there were no disagreements with Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, Chartered would have caused them to make reference in connection with their report to the subject matter of the disagreement, and Moore & Associates, Chartered has not advised the Company of any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Moore & Associates, Chartered, audited the Company's financial statement for the fiscal year ended May 31, 2008 and reviewed the subsequent interim periods through November 30, 2008. The report of independent registered public accounting firm of Moore & Associates, Chartered as of and for the year ended May 31, 2008, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. The report contained a "going concern" modification.

During the year ended May 31, 2008, and through March 11, 2009, the Company did not consult with Alan Weinberg CPA regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

A copy of the forgoing disclosures was provided to Moore & Associates, Chartered prior to the date of the filing of this report. Moore & Associates, Chartered has furnished the Company a copy of the letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of Moore & Associates, Chartered's letter, dated March 16, 2009, is filed as Exhibit 16 to this Form 8-K/A.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

    Exhibit
    Number
    ------

     16 Letter from Moore & Associates, Chartered dated March 16, 2009, to the Securities and Exchange Commission

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        REAL VALUE ESTATES, INC.


March 17, 2009                          /s/ Michael Zaskis
                                        ----------------------------------------
                                        Secretary, Treasurer and Director

                                       3